UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2024

AirJoule Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34361 Innovation Drive Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

(800) 942-3083

(Registrant’s telephone number, including area code)

Montana Technologies Corporation

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A common stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 13, 2024, AirJoule Technologies Corporation (the “Company”) changed its corporate name from “Montana Technologies Corporation” to “AirJoule Technologies Corporation” through the filing of a Third Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”) with the Secretary of State of the State of Delaware. The Company also amended and restated its Bylaws to reflect the name change, also effective as of November 13, 2024 (the “Amended Bylaws”).

Article IV of the Amended Charter was amended to reflect the elimination of all provisions relating to Class B Common Stock, par value $0.0001, of the Company (the “Class B Common Stock”). The Company’s previously outstanding shares of Class B Common Stock were owned by Matthew B. Jore, the Company’s Chief Executive Officer (the “Class B Shareholder”) and were convertible on a one-for-one basis into shares of Class A Common Stock, par value $0.0001, of the Company (the “Class A Common Stock”). Effective November 8, 2024, the Class B Shareholder converted all of his shares of Class B Common Stock for an equal number of shares of Class A Common Stock. As a result, the Company issued 4,759,642 shares of Class A Common Stock to the Class B Shareholder on November 8, 2024 and 4,759,642 previously outstanding shares of Class B Common Stock were simultaneously retired and may not be reissued. Following this conversion, the Class A Common stock is the only outstanding class of common stock of the Company.

The foregoing descriptions are subject to, and qualified in their entirety by reference to, the full text of the Amended Charter and the Amended Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On November 13, 2024, the Company issued a press release announcing its name change, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

3.1	Third Amended and Restated Certificate of Incorporation of AirJoule Technologies Corporation
3.2	Third Amended and Restated Bylaws of AirJoule Technologies Corporation
99.1	Press release of AirJoule Technologies Corporation, dated November 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRJOULE Technologies Corporation

Date: November 13, 2024	By:	/s/ Stephen S. Pang
	Name:	Stephen S. Pang
	Title:	Chief Financial Officer

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